JOINT VENTURE CONTRACT


Chapter 1.        General Provisions

      In accordance with the "Law of the People's Republic of China on Chinese-Foreign Equity Joint Ventures" and relevant Chinese laws and regulations, LIUZHOU OVM JOINT STOCK CO., LTD. (formerly Liuzhou Construction Machinery General Factory) and KOLCARI INVESTMENTS LIMITED (a British Virgin Islands company), adhering to the principle of equality and mutual benefit and through friendly consultations, agree to jointly invest to set up a joint venture enterprise in Liuzhou, Guangxi Zhuang Autonomous Region, the People's Republic of China ("PRC" or "China"), and hereby enter into this Joint Venture contract (the "Contract").

Chapter 2.        Parties to the Joint Venture

      Article 1.

      Parties to this Contract are as follows:

      LIUZHOU OVM JOINT STOCK CO., LTD (hereinafter referred to as Party A), registered in Guangxi Zhuang Autonomous Region, China, and having its legal address at 3 Longquan Road, Liuzhou city, guangxi Zhuang Autonomous Region, PRC.

      Name of legal representative:             Wu Guo Sen
      Position:                                 Director
      Nationality:                              Chinese

      KOLCARI INVESTMENTS LIMITED (hereinafter referred to as Party
B) incorporated in the British virgin Islands and having its legal address at P.O. Box 71, Criagmuir Chambers, Road Tortola, British
Virgin Islands.

      Name of legal representative:             Ching Lung Po
      Position:                                 Managing Director
      Nationality:                              Chinese

Chapter 3.        Establishment of the Joint Venture Company

      Article 2.

      In accordance with the "Law of the People's Republic of China on Sino-Foreign Equity Joint Ventures" and other relevant laws and regulations, both parties to the Joint Venture agree to set up LIUZHOU OVM CONSTRUCTION MACHINERY CO., LTD. a joint venture limited liability company (hereinafter referred to as the "Joint Venture Company").






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      Article 3.

      The name of the Joint Venture is LIUZHOU OVM CONSTRUCTION MACHINERY CO., LTD.

      The Chinese language is ______________________________.

      The Legal address of the Joint Venture company is at 3 Longquan Road, Liuzhou City, Guangxi Zhuang Autonomous Region, PRC.

      Article 4.

      All activities of the Joint Venture company shall be governed by the laws and pertinent rules and regulations of the People's Republic of China.

      Article 5.

      The Joint Venture Company shall be a limited liability company. Each party to the Joint Venture Company is liable to the Joint Venture Company within the limit of the capital subscribed by it. The profits, risks and losses of the Joint Venture Company shall be shared by the parties in proportion to their contributions of the registered capital.

Chapter 4.        The Purpose, Scope and Scale of Production and Business

      Article 6.

      The purpose of the Joint Venture Company is to enhance the economic cooperation and technical exchange between the parties, to improve products quality, develop new products, and to gain competitive position in the world market by adopting advanced and appropriate technology and scientific management method, so as to raise economic efficiency and ensure satisfactory economic benefits for both parties.

      Article 7.

      The business scope of the Joint Venture Company is to produce and market all kinds of construction machinery, bridge anchorages, stay cable and stressing jacks and installation and construction of steel-structured bridge, etc.

      Article 8.

      The production scale of the Joint Venture Company is to realize an annual sales of around RMB 1-2 billion from the sale of all kinds of construction machinery, bridge anchorages, stay cable and stressing jacks.



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Chapter 5.        Total Amount of Investment and the Registered Capital

      Article 9.

      The total amount of investment of the Joint Venture Company is US $6,000,000.

      Article 10.

      Investment contributed by the parties shall be US $4,000,000 which shall be the registered capital of the Joint Venture Company.

      Of which: Party A shall contribute Rmb 10,200,000 or US $1,200,000 which shall account for 30% of the registered capital; Party B shall contribute US $2,800,000, which shall account for 70% of the registered capital.

      Article 11.

      Both Party A and Party B shall contribute the following as their investment:

      Party A: par to fits existing assets (premises, plan and equipment) valued at Rmb 10,200,000 or US $1,200,000 in accordance with the method and procedure adopted by the government (see Appendix).

      Party B:  cash of US $2,800,000.

      Article 12.

      The registered capital of the Joint Venture company shall be paid in three installments by Party A and Party B according to their respective share of the investment.

      The three installment shall be paid as follows:

      First installment: Each party should pay 15% of its capital subscribed within 60 days after the date of registration of the Joint Venture company.

      Second installment: Each party should pay 55% of its capital subscribed within 180 days after the date of registration of the Joint Venture company.

      Third installment: Each party should pay the remaining 30% of its capital subscribed within 360 days after the date of registration of the Joint Venture Company.



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      Article 13.

      In case any party to the Joint Venture intends to assign all or part of its capital subscribed to a third party, prior written consent shall be obtained from the other party to the Joint Venture and approval from the original examination and approval authority is required.

      When one party to the Joint Venture intends to assign all or part of its subscribed capital, the other party has preemptive right.

Chapter 6.       Compensation for Use of Intangible Assets, Equipment and Plants

      Article 14.

      The intangible assets (including Party A's registered trademark, goodwill, patents and the existing unique production technique and technology etc.) owned by Party A shall be put in use and properly compensated by the Joint Venture Company. Both parties to the Joint Venture shall negotiate and conclude an agreement concerning the amount of compensation to Party A in relation to the use of the intangible assets by the Joint Venture Company.

      Article 15.

      For those intangible assets such as jointly developed new products, registered patent technology and trademark that are developed by the Joint Venture Company after the establishment of the Joint Venture shall belong to the Joint Venture Company. Neither party is allowed to transfer the foregoing intangible assets to any third party without the mutual consent of both parties to the Joint Venture.

      Article 16.

      For those fixed assets that are owned by Party A and have not yet been injected into the Joint Venture Company may be used by the Joint Venture Company for production purpose by entering into a lease with Party A. The rental rates shall be determined through negotiation between both parties to the Joint Venture and should be governed by a separate agreement.

      Article 17.

      Land Use Fee: As Party A owns the land use right in which the Joint Venture operations are located, the Joint Venture Company shall lease the right to use the land from Party A by paving an annual rental of RMB 1.5/sq.m. The area of land use right under the lease is estimated to be approximately 40,000 sq.m.


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Chapter 7.        Profit Distribution and Loss Assumption

      Article 18.

      The parties to the Joint Venture shall contribute capital in proportion to their respective share of total registered capital and shall accordingly share the profit and losses of the Joint Venture in proportion to their respective share of the total registered capital. In principle, the parties to the Joint Venture shall share profits and losses for every fiscal year in proportion to their respective share of the total registered capital until the termination or expiration of the Joint Venture Company.

Chapter 8.        Responsibilities of Each Party to the Joint Venture

      Article 19.

      The   parties  to  the  Joint   Venture   shall   assume   the   following
responsibilities:

      Party A:

      (1) To apply for and secure approval, registration, business license and other government authorizations concerning the establishment of the Joint Venture Company;

      (2) to provide part of the assets (including the liabilities) in accordance with the provisions in Article 11 and Article 12 of this Contract and submit to the relevant authorities for examination and approval;

      (3) To warrant that the financial statements of Party A have fully disclosed all assets and liabilities of Party A prior to the establishment of the Joint Venture Company and the financial statements should be audited by an overseas auditors engaged by Party B. Any liabilities that are not reflected in the financial statements of Party A prior to the establishment of the Joint Venture shall be borne by Party A:

      (4) To warrant that the property rights for all assets injected into the Joint Venture are complete, no third party is entitled to any property right therein or claims any property rights;

      (5) To appoint the Joint Venture Company to undertake the manufacture and marketing businesses originally undertaken by Party A. After its establishment the Joint Venture Company shall enter into a separate agreement with the parties concerned to govern this arrangement;



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      (6) To warrant the  recoverability  of all the  accounts  receivables  and other receivables that were injected into the Joint Venture Company by Party A and which arose before the formal registration and establishment of the Joint Venture Company Any bad debts arising therefrom shall be borne by Party A. Party A agrees, after the formal registration and establishment of the Joint Venture, to conclude a relevant agreement with the Joint Venture or, to enter into an arrangement upon the mutual consent of both parties to the Joint Venture, to warrant that any accounts receivable and other receivables of Party A, which arose prior to the formal registration and establishment of the Joint Venture, shall be recovered within 12 months following the formal establishment of the Joint Venture Company; any amounts which cannot be recovered within the designated 12-month period shall be charged against the accounts payable to Party A by the Joint Venture Company.

      (7) To recommend to or to assist the Joint Venture Company to recruit local Chinese managerial personnel, technical personnel, workers and other personnel as needed;

      (8) To assist Party B's expatriate staff in handling matters like obtaining provisional residence cards, work permits and other traveling matters;

      (9) To handle other matters entrusted to it by the Joint Venture Company.

      (10) To provide cash  contribution  in accordance  with the  provisions in
Article 11 and Article 12 of this Contract;

      (11) To assist the Joint Venture Company to purchase the machinery, equipment and materials outside China as authorized by the Joint Venture;

      (12) to promote and market products and to procure engineering contracts outside China on behalf of the Joint Venture Company;

      (13) To provide needed technical personnel, as determined by the Joint Venture Company, for installing, testing and trial production of the machinery and equipment;

      (14)  To  assist  in  training  senior  managerial  personnel,   marketing
personnel and financial accounting personnel of the Joint Venture Company and also to train technical personnel and workers for the Joint Venture Company;

      (15) To organize the procurement of raw materials outside China; and

      (16) To handle other matters entrusted to it by the Joint Venture Company.


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Chapter 9.        The Board of Directors

      Article 20.

      The Joint Venture Company shall establish a Board of Directors. The date of registration of the Joint Venture Company shall be the date of the establishment of the Board of Directors of the Joint Venture Company.

      Article 21.

      The Board of Directors shall consist of 7 Directors, of which 3 shall be appointed by Party A and 4 by Party B. The Chairman of the Board shall he appointed by Party B and the Vice-Chairman by Party A. The term of office for the Directors, Chairman and Vice-- Chairman shall be three years, their term of office may be renewed upon re-appointment by the original appointing party.

      Article 22.

      The highest authority of the Joint Venture Company shall he the Board of Directors. It shall have the power to decide all major issues concerning the Joint Venture Company. Resolution on the following matters shall require unanimous agreement among Directors present at the Board meeting:

      (1) formulating or amending the Articles of Association for the Joint Venture Company;

      (2) terminating and dissolution of the Joint Venture Company;

      (3) increase or assignment of the registered capital of the Joint Venture Company; and

      (4) merger of the Joint Venture Company with other economic organization.

      Resolution on all other matters shall require the approval by a simple majority of the Board of Directors.

      Article 23.

      The Chairman of the Board is the legal representative of the Joint Venture Company. Should the Chairman be unable to exercise his duties for any reason, the Chairman shall authorize the Vice-Chairman or any other Directors to represent the Joint Venture Company temporarily.

      Article 24.

      The Board of Directors shall convene at least one meeting ever year. The meeting shall he called and presided over by the Chairman of the Board. The


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Chairman may convene an interim  meeting if an interim meeting is proposed by at least one-third of the Directors. Minutes of the meetings shall be properly kept in the Joint Venture Company's file.

      The Board meeting will principally he held at the location of the Joint Venture.

Chapter 10.       Supervisory Board

      Article 25.

      The Joint Venture Company shall establish a supervisory board which shall consist of 3 persons, one appointed by each party to the Joint Venture and one from the staff and workers of the Joint Venture Company. The first Chairman of the supervisory hoard will he recommended by Party A.

      Article 26.

      The term of office for the supervisory board shall be three years, which may be renewed re-appointment by the original appointing part.

Chapter 11.       Business Management Office

      Article 27.

      The Joint Venture Company shall establish a management office which shall be responsible for its daily management. The management office shall have a General Manager and several Deputy General Managers. The first General Manager shall he nominated by Party A and appointed by the Board with a term of office of three years, and the Deputy General Managers shall he nominated by the General Manger and appointed by the Board.

      Article 28.

      The responsibility of the General Manager is to carry out the decisions of the Board meeting and to manage the daily operation of the Joint Venture Company. The Deputy General Managers shall assist the General Manager in his work.

      The Management office may set up various departments and appoint Departmental Managers, who shall be responsible for managing matters within the respective department and matters handed over by the General Manager. Department Managers shall be responsible to the General Manager.

      In case of graft or serious dereliction of duty on the part of the General Manager and Deputy General Managers, the Board of Directors shall have the power to dismiss them at any time.


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Chapter 12.       Purchase of Equipment

      Article 29.

      In the purchase of required raw materials, fuel, parts means of transportation and articles for office use, the Joint Venture Company shall give first priority to purchase in China where the conditions concerning such purchase are the same.

      Article 30.

      In case the Joint Venture Company entrusts Party B to purchase equipment from overseas suppliers, the Joint Venture Company shall invite Party A to participate in the purchase.

      Article 31.

      The equipment means of transportation, raw materials, parts and articles for office use purchased from overseas suppliers by the Joint Venture Company shall be inspected by the Commodity Inspection Department of China in accordance with the Regulation of the Commodity Inspection of PRC.

Chapter 13.       Preparation and Construction

      Article 32.

      During the period of preparation and incorporation of the Joint Venture Company, a provisional office shall be established under the Board of Directors. The provisional office shall consist of three persons. Out of which two will be appointed by Party A and one from Party B. The provisional office shall have one Manager nominated by Party A and one Deputy Manager nominated by Party B. The Manager and Deputy Manager shall be appointed by the Board of Directors.

      Article 33.

      The provisional office shall be responsible for the establishment of the Joint Venture Company, such as submitting an application to the relevant authorities for approval and procurement the business license from the relevant Chinese authorities.

Chapter 14.       Labor Management

      Article 34.

      Labor contract concerning employment, dismissal and resignation, wages, labor insurance, welfare, rewards, penalty and other matters of the staff and workers of the Joint Venture Company shall be drawn up between the Joint Venture Company and the Trade


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Venture  Company shall he drawn up between the Joint Venture Company between the
Joint Venture company and the Trade Union of the Joint Venture company as a whole, or individual employees in accordance with the "Regulations of the People's Republic of China on Labor Management in Sino-Foreign Equity Joint Ventures and its Implementation Rules."

      The labor contracts shall, after being signed, be filed with the Liuzhou Labor Management Department.

      Articles 35.

      The appointment of senior administrative personnel nominated by both parties to the Joint Venture Company, their salaries, social insurance, welfare, benefits and the traveling expenses shall he decided by the Board of Directors.

Chapter 15.       Taxes, Finance and Audit

      Article 36.

      The Joint Venture Company shall pay taxes in accordance with the provisions of Chinese laws and other relevant regulations.

      Article 37.

      Staff members and workers of the Joint Venture Company shall pay individual income tax in accordance with the "Individual Income Tax Law of the People's Republic of China".

      Article 38.

      The reserve fund, the welfare and bonus fund for staff and workers, and the development fund of the Joint Venture Company shall be appropriated by the Joint Venture Company in accordance with the provisions of the "Law of the People's Republic of China on Sino-Foreign Equity Joint Venture" and relevant regulations. The amount of such appropriations shall be decided by the Board of Directors according to the business financial conditions of the Joint Venture Company.

      After taxes are paid and the various funds are appropriated, the remaining profits may be distributed between the parties according to the proportion of each party's share in the registered capital.

      Article 39.

      The finance and accounting system and the organization of the finance and accounting department of the Joint Venture Company shall be formulated in



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accordance with the  "Stipulations  of the Finance and Accounting  System of the
Sino-Foreign Equity Joint Venture" and relevant regulations.

      The finance and accounting system shall be filed to the Liuzhou Finance and Taxes Bureau for record.

Chapter 16.       Duration of the Joint Venture

      Article 40.

      The duration of the Joint Venture Company is 30 years. The establishment of the Joint Venture Company shall continence from the date on which the business license of the Joint Venture Company is issued.

      An application for the extension of the duration, proposed by one party and unanimously approved by the Board of Directors, shall be submitted to the original examination and approval authority six months prior to the expiry date the Joint Venture Company.

Chapter 17.       The Disposal of Assets After the Expiration of the Duration

      Article 41.

      Upon the expiration of the duration or termination before the date of expiration of the Joint Venture Company, liquidation shall be carried out according to the relevant Chinese law. The liquidated assets shall be distributed in accordance with the proportion of the respective share of the total registered capital by each party.

Chapter 18.       Insurance

      Article 42.

      Insurance policies of the Joint Venture Company, on various kinds of risks shall be underwritten by the People's Insurance Company of China. Types, value and duration of the insurance shall be decided bs the Board of Directors in accordance with the provisions of the People's Insurance Company of China.

Chapter 19.       The Amendment, Alteration and Discharge of the Contract

      Article 43.

      Any amendment of the Contract or other appendices shall come into force only after a written agreement is signed by both Party A and Party B and approved by the original examination and approval authority.



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      Article 44.

      In case of inability to implement the Contract or continue the operations of the Joint Venture Company due to heavy losses or force majeure, the duration of the Joint Venture Company and the Contract shall be terminated before the time of expiration after such termination is unanimous agreed upon by the Board of Directors and approved by the original examination and approval authority.

      Article 45.

      Should the Joint Venture Company be unable to continue its operations or achieve the business purpose stipulated in the Contract due to the fact that one of the contracting parties fails to fulfil the obligations prescribed by the Contract and the Articles of Association, or seriously violate the Stipulations of the Contract and Articles of Association, the defaulting party shall be deemed as unilaterally terminates the contract. The other party shall have the right to terminate the contract in accordance with the provisions of the Contract after such termination is approved by the original examination and approval authority and shall also have the right to claim damages against the defaulting party. In case Party A and Party B of the Joint Venture company agree to continue the operation, the defaulting party shall be liable to the economic losses incurred by the Joint Venture Company as a result of such default.

Chapter 20.       Liabilities for Breach of Contract

      Article 46.

      Should any Party fails to pay the contributions in accordance with the provisions defined in Chapter 5 of this Contract, the defaulting party shall pay to the other party a compensation equal to 2% of its prescribed contributions commencing from the first month after the designated period of contribution. Should the defaulting party fail to pay 6 months after the designated period of contribution, an amount equal to 12% of its prescribed contribution shall be payable by the defaulting party to the other party, who shall also have the right to terminate the contract and to claim damages from the defaulting party in accordance with the stipulations in Article 46 of the Contract.

      Article 47.

      If all or part of the Contract and its appendices be unable to be fulfilled owing to the fault of one party. The defaulting party shall bear the responsibilities thus caused. Should it be the fault of both parties, they shall bear their respective responsibilities according to actual circumstances.



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Chapter 21.       Force Majeure

      Article 48.

      Should either party to the Contract he prevented from performing the Contract by force majeure, such as earth-quake, typhoon, flood, fire, war and other unforeseen events and their occurrence and consequences are unpreventable and unavoidable, the party affected by such event shall notify the other party by telex without any delay and within 15 days, the party affected by such event should provide the detailed information of the events and a valid evidencing document issued by the relevant public notary organization to explain the reason of its inability to perform or delay the performance of part of the Contract. Both parties shall through consultations, decide whether or not to terminate the Contract or to exempt all or part of their respective obligations under the Contract or whether to delay the performance of the Contract.

Chapter 22.       Applicable Law

      Article 49.

      The formulation of this Contract, its validity, interpretation, execution and settlement of the disputes shall be governed by the relevant laws of the People's Republic of China.

Chapter 23.       Settlement of Disputes

      Article 50.

      Any disputes arising from the performance of, or in connection with the Contract shall be settled through friends consultations between both parties. Failing which, the disputes shall be submitted to the Foreign Economic and Trade Arbitration Commission of the China Council for the Promotion of International Trade in accordance with its rules and procedures. The arbitral award is final and binding upon both parties. The fee for arbitration shall be paid by the party against whom the decision is rendered.

      Article 51.

      During the arbitration, the Contract shall continue to be performed by both parties except for matters in disputes.

Chapter 24.       Effectiveness of the Contract and Miscellaneous

      Article 52.

      The appendices drawn up in accordance with the principles of this Contract are integral part of this Contract, including the Articles of Association.


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      Article 53.

      The Contract and its appendices shall come into force beginning from the date of registration and approval by the examination and approval authority of Liuzhou government.

      Article 54.

      The Contract is signed in Liuzhou City, Guangxi Zhuang Autonomous Region, China.

      Article 55.

      The Contract is signed in Liuzhou City, Guangxi Zhuang Autonomous Region, China by the authorized representatives of both parties on April 18, 1995.

Party A:                            Party B:

LIUZHOU OVM JOINT STOCK             KOLCARI INVESTMENTS LIMITED
CO., LTD.


By:_______________________          By:__________________________
   Wu Guo Sen                          Ching Lung Po

Dated:  April 18, 1995















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                    Articles of Association for Sino-Foreign
                              Equity Joint Venture


Chapter 1.        General Provisions

      Article 1.

      In accordance with the "Law of the People's Republic of China on Sino-Foreign Equity Joint Ventures", the Joint Venture Contract signed on April 18, 1995, by LIUZHOU OVM JOINT STOCK CO., LTD. (hereinafter referred to as Party
A)  and  KOLCARI   INVESTMENTS   LIMITED,   a  British  Virgin  Islands  Company
(hereinafter referred to as Party B) and the articles of association for the Sino-Foreign Joint Venture (hereinafter referred to as the Joint Venture) hereby is formulated.

      Article 2.

      The name of the Joint Venture shall be LIUZHOU OVM CONSTRUCTION MACHINERY CO. LTD.

      Its name in Chinese language is ___________ (OVM) ___________

      The legal address of the Joint Venture is at 3 Longquan Road, Liuzhou City, Guangxi Zhuang Autonomous Region, P.R.C.

      Article 3.

      The names and legal address of the parties to the Joint Venture are as follows:

   Party A:
         Name:                            LIUZHOU OVM JOINT STOCK CO., LTD.
         Legal address:                   3 Longquan Road, Liuzhou City,
                                          Guangxi Zhuang
                                          Autonomous Region, PRC

   Name of legal
     representative:                      Wu Guo Sen
   Position:                              Director
   Nationality:                           Chinese

Party B:
   Name:                                  KOLCARI INVESTMENTS LIMITED
   Legal address:                         P.O. Box 71, Craigmuir Chambers,
                                          Road Town,
                                          Tortola, British Virgin Islands





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   Name of legal
     representative:                      Ching Lung Po
   Position:                              Director and General Manager
   Nationality:                           Chinese

      Article 4.

      The Joint Venture is a limited liability company.

      Article 5.

      The Joint Venture has the status of a legal person and is subject to the jurisdiction and protection of Chinese law concerned. All its activities shall be governed by Chinese laws, other pertinent rules and regulations.

Chapter 2.        Purpose and Scope of Business

      Article 6.

      The purpose of the Joint Venture is to improve the product quality, develop new products, and gain competitive position in the world market in quality and price by adopting advanced and appropriate technology and scientific management methods, so as to raise economic results and ensure satisfactory economic benefits for each investor.

      Article 7.

      The business scope the Joint Venture is to manufacture and market all kinds of construction machinery, bridge anchorage, stay cable, bridge stressing jacks and installation and construction of steel-structure bridges, etc.

      Article 8.

      The production scale of the Joint Venture is to achieve an annual sales of around 1-2 billion RMB Yuan from the sale of all kinds of construction machinery, bridge anchorage, stay cable and stressing jacks.

Chapter 3.        The Total Amount of Investment and the Registered Capital

      Article 9.

      The total amount of investment of the Joint Venture is USD 6,000,000. Its registered capital is USD 4,000,000.

      Article 10.

      The capital contributed by each part is as follows:

      Party A shall contribute RMB 10,200,000 Yuan or USD 1,200,000, which shall account for 30% of the registered capital.

      Party B shall contribute USD 2,800,000, which shall account for 70% of the registered capital.

      Article 11.

      Both parties shall contribute the capital respectively subscribed in accordance with the provision of the Joint Venture Contract.

      Article 12.

      After the capital is paid by the parties to the Joint Venture, a Chinese registered accountant engaged by the Joint Venture shall verify such paid-in capital and provide a certificate of verification. According to this certificate, the Joint Venture shall then issue an investment certificate which includes the following items: name of the Joint Venture; date of the establishment of the Joint Venture; names of the parties and the capital contributed; date of the contribution of the capital, and the date of the issuance of the investment certificate.

      Article 13.

      During the term of the Joint Venture, the Joint Venture shall not reduce its registered capital.

      Article 14.

      Any increase of the registered capital of the Joint Venture Company shall be approved by both parties to the Joint Venture and submitted to the original examination and approval authority for approval.

      Article 15.

      Should one party assign all or part of its capital subscribed, consent shall be obtained from the other party of the Joint Venture. When one party intends to assign its subscribed capital, the other party has preemptive right.

      Article 16.

      Any increase, assignment of the registered capital of the Joint Venture shall be approved by the Board of Directors and submitted to the original examination find approval authority for approval. The registration procedures for changes shall be dealt with at the original registration and administration office.

Chapter 4.        The Board of Directors

      Article 17.

      The Joint Venture shall establish a Board of Directors which is the highest authority of the Joint Venture.

      Article 18.

      The Board of Directors shall decide all major issues concerning the Joint Venture. Its functions and powers are as follows:

      (1) deciding and approving the important reports submitted by the general manager (for instance: production plan, annual business report, funds, supply, sales, etc.);

      (2) approving annual financial reports budget of receipts and expenditures distribution plan of annual profits;

      (3) adopting major rules and regulations of the Joint Venture;

      (4) signing labor contracts;

      (5) deciding to set up branches;

      (6) mending the articles of association of the Joint Venture;

      (7) discussing and deciding the termination of production termination of the Joint Venture or merging of the Joint Venture with another economic organization;

      (8) deciding the engagement of high-rank officials such as the general manager' the deputy general manager, chief engineer, treasurer;

      (9) handling the liquidation matters upon the expiration or termination of the Joint Venture; and

      (10) other major issues which shall be decided by the Board of Directors.

      Article 19.

      The Board of Directors shall consist of 7 Directors, of which 3 shall be appointed by Party A and 4 by Party B. The term of office for the Directors is three years and may be renewed.

      Article 20.

      Chairman of the Board shall be appointed by Party B and Vice- Chairman of the Board by Party A.

      Article 21.

      Any of the Directors may be removed bs its appointing party and replaced at any time provided that the Board of Directors shall be notified of such removal and replacement.

      Article 22.

      The Board of Directors shall convene at least one meeting every year. An interim meeting of the Board of Directors may be held based on a proposal made by more than one third of the total number of directors.

      Article 23.

      The Board meeting will in principally be held at the location of the Joint Venture.

      Article 24.

      The Board meeting shall be called and presided by the Chairman. Should the Chairman be absent, the Vice-Chairman shall call and preside the Board meeting.

      Article 25.

      The Chairman shall give each Director a written notice 30 class before the date of the Board meeting. The notice shall contain the agenda, time and place of the meeting.

      Article 26.

      Should any director be unable to attend the Board meeting, he may present a proxy in written form to the Board. In case the director fails to attend or appoint a proxy, he will be regarded as abstention.

      Article 27.

      The Board meeting requires a quorum of over two thirds of the total number of Directors. If the quorum is less than two thirds, the decisions adopted by the Board at such meeting shall be invalid.

      Article 28.

      Detailed written records shall be made for each Board meeting and signed by all the Directors attended in person or by proxy. The record shall be made in Chinese and be kept in the Joint Venture's files by the person specially assigned by the Board and must not be altered or destroyed by anyone during the term of the Joint Venture.

      Article 29.

      The following matters shall be unanimously agreed upon and decided by the Board of Directors attending the Board meeting:

      (1) The formulation and amendment of the Articles of association of the Joint Venture;

      (2) The termination and dissolution of the Joint Venture:

      (3) Any increase or assignment of the registered capital of the Joint Venture.

      (4) The merger of the Joint Venture with other economic organization.

      Article 30.

      The other matters except those mentioned in Article 29 shall be passed by over of the Board members.

Chapter 5.        Supervisory Board

      Article 31.

      A supervisory board shall be established in the Joint Venture. The supervisory board shall consist of three persons, of which one will be nominated by each Joint Venture partner and the remaining one from the staff and workers of the Joint Venture.

      Article 32.

      The supervisory board has the following rights:

      (1) to examine the financial affairs of the Joint Venture:

      (2) to supervise the act of the Directors and managers in carrying out the business operations of the Joint Venture so that their acts will not contravene any laws, regulations, and the Joint Venture's Articles of Association;

      (3) to demand the rectification of the acts of the directors or the managers if their act is detrimental to the benefit of the company;

      (4) to propose to convene a provisional special meeting of the Directors:

      (5) to perform other duties as provided by the Articles of Association of the Joint Venture.

      The supervisors are entitled to attend the Directors' meetings as non-voting delegates.

      Article 33.

      The Directors, the General Manager, the Deputy General Manager, and personnel from the financial department of the Company are not allowed to join the supervisory board.

Chapter 6.        Business Management Organization

      Article 34.

      The Joint Venture shall establish a management organization which will be set up in accordance with the decision of the Board meeting.

      Article 35.

      The Joint Venture shall have one General Manager and several Deputy General Managers who are engaged by the Board of Directors. The first General Manager shall be nominated by Party A, and appointed by the Board of Directors. The Deputy General Managers shall be nominated by the General manager and appointed by the Board.

      Article 36.

      The General Manager is directly responsible to the Board of Directors. He shall carry out the decisions of the Board of Directors, organize and conduct the daily management of the Joint Venture. The Deputy General Managers shall assist the General Manager in his work and act as the authorized representative of the General Manager during his absence and exercise the functions of the General Manager.

      Article 37.

      Decisions on the major issues concerning the day-to-day operations of the Joint Venture shall be signed jointly by the General Manager and any one of the Deputy General Managers. Issues which need co-signatures shall be specifically stipulated by the Board of Directors.

      Article 38.

      The initial term of office for the General Manager and Deputy General managers shall be 3 years and may be renewable at the recommendation of the Board of Directors.

      Article 39.

      At the recommendation of the Board of Directors, the Chairman, Vice-Chairman or Directors of the Board may take executive position as the General Manager, Deputy General Managers or other high- ranking personnel of the Joint Venture.

      Article 40.

      The General Manager and Deputy General Manager shall not hold posts concurrently as general manager or deputy general managers of other economic entities in competition with the Joint Venture Company.

      Article 41.

      The General manager, Deputy General Managers, and other high- ranking personnel who ask for resignation shall submit their written resignation reports to the Board of Directors 30 days in advance.

      In case any one of the above-mentioned persons conduct graft or serious dereliction of duty, they may be dismissed at any time upon the decision of the Board of Directors. Those who violate the criminal law shall be under criminal sanction.

Chapter 6.        Finance and Accounting

      Article 42.

      The finance and accounting of the Joint Venture shall be handled in accordance with the "Stipulations of the Finance and Accounting System of the Sino-Foreign Equity Joint Ventures" and other relevant regulations.

      Article 43.

      The fiscal year of the Joint Venture shall coincide with the calendar year, i.e. from January 1 to December 31 on the Gregorian calendar.

      Article 44.

      All vouches, account books, statements and reports of the Joint Venture Company shall be written in Chinese.

      Article 45.

      The Joint Venture adopts Renminbi ("RMB") as its accounts keeping unit. The conversion of RMB into other currency shall be in accordance with the exchange rate at the date of conversion published by the State Administration of Exchange Control of the People's Republic of China.

      Article 46.

      The Joint Venture shall open bank accounts in RMB and foreign currency with the Bank of China and or other banks agreed by the Bank of China.

      Article 47.

      The Joint Venture shall adopt internationally used accrual basis and debit and credit accounting system in preparation of its accounts.

      Article 48.

      The following items shall be included in the financial accounts books:

      (1) All cash receipts and expenses of the Joint Venture;

      (2) All purchases and sales of materials purchasing by the Joint Venture;

      (3)  The  registered  capital  and  indebtedness  condition  of the  Joint
Venture;

      (4) The time of payment, increase and assignment of the registered capital of the Joint Venture.

      Article 49.

      The Joint Venture shall complete the balance sheet, the loss or profit statement for the previous fiscal year within the lust three months of each fiscal year, and shall then submit such financial statements to the Board meeting for approval after having been examined and signed by the auditor.

      Article 50.

      Each party to the Joint Venture has the right to engage an auditor to undertake annual review and examination of the accounting books and records of the Joint Venture Company at its own expense. The Joint Venture shall provide cooperation.

      Article 51.

      The depreciation period for the fixed assets of the Joint Venture Company shall be decided by the Board of Directors in accordance with the "Rules for the Implementation of the Income Tax Law of the People's Republic of China Concerning Sino-Foreign Equity Joint Ventures."

      Article 52.

      The matters concerning foreign exchange shall be handled in accordance with the "Provisional Regulations for Exchange Control of the People's Republic of China," and other pertaining regulations as well as the stipulations of the Joint Venture Contract.

Chapter 7.        Profits Sharing

      Article 53.

      The Joint Venture Company shall make appropriation to reserve funds, expansion funds and the welfare and bonus fund for staff and workers from distributable profits after income taxes. The amounts of such appropriations is decided by the Board of Directors.

      Article 54.

      After taxes are paid and the various funds are appropriated, the remaining profits may be distributed between the parties according to the proportion of each party's share in the registered capital, except when the Board of Directors unanimously agree otherwise.

      Article 55.

      A profit distribution plan shall be determined by the Board of Directors and published within the first three months of each first fiscal year with respect to profits attributed to the immediately preceding fiscal year.

      Article 56.

      The Joint Venture shall not distribute profits unless the losses of prior fiscal year have been made up. Undistributed profits from the prior years can be distributed together with that of the current year.

Chapter 9.        Staff and Workers

      Article 57.

      The employment and dismissal of the staff and workers of the Joint Venture and their salaries, welfare benefits, labor insurance and protection, and other matters shall be handled in accordance with the "Regulations of the People's Republic of China on Labor Management in Sino-Foreign Equity Joint Ventures" and its implementation rules.

      Article 58.

      The staff and workers to be employed by the Joint Venture will be recruited through public selection examinations. The staff and workers of Party A shall have the preemptive right.

      Article 59.

      The Joint Venture has the right to take disciplinary actions, concluding demerit, salary reduction, against any employee who violates the rules and regulations of the Joint Venture. Dismissal shall be used only in serious case and a report thereof shall be filed with local labor administrative authority.

      Article 60.

      The salaries of the employees shall be determined by the Board of Directors according to the business conditions of the Joint Venture, and the laws and regulations of China, and shall be specified in detail in the labor contract. The salary of the staff and workers shall be increased correspondingly with the development of production and the improvement of the production capability of the staff and workers.

      Article 61.

      Matters concerning the welfare, bonuses, labor protection, insurance, etc. shall be stipulated respectively in various rules of the Joint Venture to ensure that the staff and workers are working under normal conditions.

Chapter 10.       The Trade Union Organization

      Article 62.

      The staff and workers of the Joint Venture have the right to establish trade union organization and carry out activities in accordance with the stipulations of the "Trade Union Law of the People's Republic of China."

      Article 63.

      The trade union in the Joint Venture is representative of the interests of the staff and workers. The duties of the trade union are: to protect the interests of the staff and workers: to discuss with the Joint Venture Company on matters regarding the welfare of the staff and workers; to unite and educate staff and workers: to fulfil production plans: to observe labor discipline; to implement the labor contract.

      Article 64.

      The trade union of the Joint Venture may provide assistance and guidance to help the staff and workers to enter into personal labor contracts with the Joint Venture or to sign collective labor contract on behalf of the staff and workers with the Joint Venture and to supervise the implementation of the labor contracts.

      Article 65.

      Persons in charge of the trade union of the Joint Venture shall have the right to attend as non-voting members and to report the opinions and demands of staff and workers to meetings of the Board of Directors held to discuss matters such as the staff and worker's salary, rewards and penalties' welfare benefits, labor protection and labor insurance and labor discipline.

      Article 66.

      The trade union shall take part in the mediation of disputes arising between the staff and workers and the Joint Venture.

      Article 67.

      The Joint Venture shall allot an amount of funds totaling 2% of all the salaries of the staff and workers of the Joint Venture as trade union's funds, which shall be used by the trade union in accordance with the "Managerial Rules for the Trade Union Funds" promulgated by the All China Federation of Trade Unions.

Chapter 11.       Duration, Termination and Liquidation

      Article 68.

      The duration of the Joint Venture shall be 30 years, beginning from the day the business license is issued.

      Article 69.

      An application for the extension of duration shall. if proposed by both parties and approved at the Board Meeting, be submitted to the original examination and approval authority six months prior to the expiry date of the Joint Venture. Only upon the approval by the original examination and approval authority may the duration be extended. The Joint Venture shall go through all registration formalities for the extension with the original registration office.

      Article 70.

      The Joint Venture may be terminated before its expiration in case the parties to the Joint Venture agree unanimously that the termination of the Joint Venture is for the best interests of the parties.

      The proposal to terminate the Joint Venture before the duration expires shall be decided by the Board of Director through a plenary meeting, and the decision shall be submitted to the original examination and approval authority for approval.

      Article 71.

      Either party shall have the right to terminate the Joint Venture in case one of the following events occur:

      (1) expiration of the tenure of the Joint Venture;

      (2) the Joint Venture incurs heavy loses continuously in successive years or its inability to continue operation;

      (3) the violation of the provisions of the Joint Venture Contract or the Articles of Association by any party which causes the Joint Venture unable of continuing its operations and achieving its business purpose stipulated by the Contract; and

      (4) in case of inability to fulfill the Joint Venture Contract due to force majeure.

      In case of termination and liquidation resulting from Clauses 2, 3 and 4, the decision to terminate the Joint Venture must be approved by the original examination and approval authority. In case of termination resulting from Clause 3, the party who fails to fulfill the obligations shall be liable to the economic losses that are caused to the Joint Venture.

      Article 72.

      Upon the expiration or termination of the Joint Venture before its duration expires, a liquidation committee should be set up in accordance with "the Regulations for the Implementation of the Joint Venture Law" to undertake the liquidation of the Joint Venture's assets.

      Article 73.

      The duties of the liquidation committee are: to conduct the liquidation through check of the assets of the Joint Venture, its claim and indebtedness; to work out the statement of assets and liabilities and list of assets and to formulate a liquidation plan. All of such duties shall be carried out upon the approval by the Board of Directors.

      Article 74.

      During the process of liquidation, the liquidation committee shall represent the Joint Venture to sue and be sued.

      Article 75.

      The  liquidation   expenses  and   remuneration  to  the  members  of  the
liquidation committee shall be paid in priority from the existing assets of the Joint Venture.

      Article 76.

      During the liquidation, the liquidation committee shall re-evaluate the Joint Venture's assets with reference to book value of the assets and the prevailing market price.

      Article 77.

      The remaining assets after the clearance of debts of the Joint Venture shall be distributed between the parties to the Joint Venture according to the proportion of each party's share in the registered capital.

      Article 78.

      On completion of the liquidation, the Joint Venture shall submit a liquidation report to the original examination and approval authority, cancel its registration in the original registration office and hand in its business license, and at the same time, make an announcement to the public.

      Article 79.

      After winding up of the Joint Venture, its account books and records shall be kept by Party A.

Chapter 12.       Rules and Regulations

      Article 80.

      The following are the rules and regulations to be formulated by the Board of Directors of the Joint Venture:

      (1) Management regulations, including the powers and functions of the managerial branches and its working rules and procedures;

      (2) Rules for the staff and workers;

      (3) System of labor and salary;

      (4) System of work attendance record, promotion, awards and penalty for the staff and workers;

      (5) Detailed rules concerning staff and worker's welfare:

      (6) Financial system;

      (7) Liquidation procedures upon the dissolution of the Joint Venture;

      (8) Other necessary rules and regulations.

Chapter 13.       Supplementary Articles

      Article 81.

      Any amendments to the Articles of Association shall be unanimously agreed and decided by the Board of Directors and submitted to the original examination and approval authority for approval.

Party A:                                  Party B:

LIUZHOU OVM JOINT STOCK CO., LTD.         KOLCARI INVESTMENTS LTD.



By:______________________________         By:__________________________
   Wu Guo Sen                                Ching Lung Po

Dated:  April 18, 1995


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